  As filed with the Securities and Exchange Commission on November 30, 1998

                                                   Registration No. 811-7384



                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                             --------------------------

                                     FORM N-1A

                               REGISTRATION STATEMENT

                                       Under

                         THE INVESTMENT COMPANY ACT OF 1940

                                   AMENDMENT No. 14

                             --------------------------

                        NICHOLAS-APPLEGATE INVESTMENT TRUST
               (Exact name of registrant as specified in its charter)

                             --------------------------

                           600 West Broadway, 30th Floor
                            San Diego, California 92101
           (Address, including zip code, of Principal Executive Offices)

                             --------------------------

                                 Arthur E. Nicholas
                     c/o Nicholas-Applegate Capital Management
                           600 West Broadway, 30th Floor
                            San Diego, California 92101
                      (name and address of agent for service)

                                     Copies to:

                                 Robert E. Carlson
                       Paul, Hastings, Janofsky & Walker LLP
                              555 South Flower Street
                           Los Angeles, California 90071

                                   EXPLANATORY NOTE



This Registration Statement has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940. However, Interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the "Securities Act"), because such Interests will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Registrant may only be made by investment companies, registered broker-dealers, insurance company separate accounts, common or commingled trust funds, group trusts or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the Securities Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy any interests of the Registrant.

              NICHOLAS-APPLEGATE-Registered Trademark- INVESTMENT TRUST


   Nicholas-Applegate Mid Cap Growth Fund (Formerly Nicholas-Applegate Core Growth Fund)
Nicholas-Applegate Small Cap Growth Fund (Formerly Nicholas-Applegate Emerging Growth Fund)
                      Nicholas-Applegate Mini-Cap Growth Fund
                    Nicholas-Applegate Emerging Countries Fund
   Nicholas-Applegate Convertible Fund (Formerly Nicholas-Applegate Income & Growth Fund)
                      Nicholas-Applegate Balanced Growth Fund
                     Nicholas-Applegate Worldwide Growth Fund
              Nicholas-Applegate International Small Cap Growth Fund
                  Nicholas-Applegate Global Growth & Income Fund
                     Nicholas-Applegate Strategic Income Fund
              Nicholas-Applegate Short Intermediate Fixed Income Fund
                     Nicholas-Applegate Government Income Fund
                    Nicholas-Applegate Fully Discretionary Fund
                          Nicholas-Applegate Value Fund
                      Nicholas-Applegate High Yield Bond Fund
                        Nicholas-Applegate Money Market Fund
                  Nicholas-Applegate International Core Growth Fund
                      Nicholas-Applegate Large Cap Growth Fund


                                        PART A

                                   EXPLANATORY NOTE

The Trust does not have a current prospectus because it ceased its offering of shares on July 24, 1998.

                        NICHOLAS-APPLEGATE INVESTMENT TRUST


                                       PART B

                                  EXPLANATORY NOTE

The Trust does not have a current statement of additional information because it ceased its offering of shares on July 24, 1998.

                        NICHOLAS-APPLEGATE INVESTMENT TRUST

                                       PART C


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.


     (a)  Financial Statements.


          Not Applicable.

     (b)  Exhibits.

          1.1 Certificate of Trust of Registrant - filed as Exhibit 1.1 to Amendment No. 1 to the Registrant's Form N-1A Registration Statement ("Amendment No. 1") on
                     March 17, 1993 and incorporated herein by reference.

          1.2 Certificate of Amendment of Certificate of Trust of Registrant - filed as Exhibit 1.2 to Amendment No. 1 on March 17, 1993 and incorporated herein by reference.

          1.3 Declaration of Trust of Registrant - filed as Exhibit 1 to Registrant's Form N1-A Registration Statement on December 31, 1992 and incorporated herein by reference.

          1.4 Amended and Restated Declaration of Trust of Registrant - filed as Exhibit 1.4 to Amendment No. 1 on March 17, 1993 and incorporated herein by reference.

          1.5 Certificate of Trustees dated August 6, 1993 establishing Emerging Growth Fund - filed as Exhibit 1.5 to Amendment No. 4 to Registrant's Form N-1A Registration Statement ("Amendment No. 4") on September 1, 1993 and incorporated herein by reference.

          1.6 Certificate of Trustees establishing International Growth Fund - filed as Exhibit 1.6 to Amendment No. 6 to Registrant's Form N-1A Registration Statement ("Amendment No. 6") on August 1, 1994 and incorporated herein by reference.

          1.7 Certificate of Trustees establishing Emerging Countries Fund, Global Growth & Income Fund and Mini Cap Fund--filed as Exhibit 1.7 to Amendment No. 7 to Registrant's Form N-1A Registration Statement ("Amendment No. 7") on December 5, 1994 and incorporated herein by reference.

          1.8 Certificate of Trustees establishing Short-Intermediate and Fully Discretionary Funds - filed as Exhibit 1.8 to Amendment No. 9 to Registrant's Form N-1A Registration Statement ("Amendment No. 9") on July 31, 1995 and incorporated herein by reference.

          1.9 Certificate of Trustees establishing Value Fund - filed as Exhibit 1.9 to Amendment 10 to Registrant's Form N-1A Registration Statement ("Amendment No. 10") on
                     May 2, 1996 and incorporated herein by reference.

          1.10 Certificate of Trustees establishing High Yield Bond and Strategic Income Funds - filed as Exhibit 1.10 to Amendment No. 11 to Registrant's Form N-1A Registration Statement ('Amendment No. 11) on August 2, 1996 and incorporated herein by reference.

          1.11 Certificate of Trustees establishing Large Cap Growth and International Core Growth Funds - filed as Exhibit 1.11 to Amendment No. 12 to Registrant's Form N-1A Registration Statement ("Amendment No. 12") on
                     December 27, 1996 and incorporated herein by reference.

          2 Amended Bylaws of Registrant - filed as Exhibit 2 to Amendment No. 2 on April 6, 1993 and incorporated herein by reference.

          3          Not applicable.

          4          Not applicable.

          5.1 Investment Advisory Agreement between Registrant and Nicholas-Applegate Capital Management dated
                     April 19, 1993 - filed as Exhibit 5.1 to Amendment No. 6 on August 1, 1994 and incorporated herein by reference.

          5.2 Letter Agreement between Registrant and Nicholas-Applegate Capital Management dated February 11, 1994, correcting Government Income Fund fees - filed as Exhibit
                     5.2 to Amendment No. 6 on August 1, 1994 and incorporated herein by reference.

          5.3 Letter agreement between Registrant and Nicholas-Applegate Capital Management dated May 17, 1993 adding Emerging Growth Fund to the Investment Advisory Agreement
                     - filed as Exhibit 5.3 to Amendment No. 6 on
                     August 1, 1994 and incorporated herein by reference.

          5.4 Letter agreement between Registrant and Nicholas-Applegate Capital Management dated December 15, 1993 adding International Growth Fund to the Investment Advisory Agreement - filed as Exhibit 5.4 to Amendment No. 6 on August 1, 1994 and incorporated herein by reference.

          5.5 Letter agreement between Registrant and Nicholas-Applegate Capital Management adding Emerging Countries, Global Growth and Income and Mini Cap Funds to the Investment Advisory Agreement - filed as Exhibit 5.5 to Amendment No. 9 on July 31, 1995 and incorporated herein by reference.

          5.6 Letter agreement between Registrant and Nicholas-Applegate Capital Management adding Short-Intermediate and Fully Discretionary Funds to the Investment Advisory Agreement - filed as Exhibit 5.6 to Amendment No. 9 on July 31, 1995 and incorporated herein by reference.

          5.7 Letter agreement between Registrant and Nicholas-Applegate Capital Management amending fees paid with respect to Government Income Fund under Investment Advisory Agreement - filed as Exhibit 5.7 to Amendment No. 9 on July 31, 1995 and incorporated herein by reference.

          5.8 Letter agreement between Registrant and Nicholas-Applegate Capital Management adding Value Fund to Investment Advisory Agreement - filed as Exhibit 5.8 to Amendment No. 10 on May 2, 1996 and incorporated herein by reference.

          5.9 Letter agreement between Registrant and Nicholas-Applegate Capital Management adding High Yield Bond and Strategic Income Funds to Investment Advisory Agreement - filed as Exhibit 5.9 to Amendment No. 11 on
                     August 2, 1996 and incorporated herein by reference.

          5.10 Letter agreement between Registrant and Nicholas-Applegate Capital Management adding Large Cap Growth and International Core Growth Funds to Investment Advisory Agreement - filed as Exhibit 5.10 to Amendment No. 12 on December 27, 1996 and incorporated herein by reference.

          6          Not applicable.

          7          None.

          8.1 Custodian Services Agreement between Registrant and PNC Bank dated April 1, 1993 - filed as Exhibit 8.1 to Amendment No. 6 on August 1, 1994 and incorporated herein by reference.

          8.2 Letter agreement between Registrant and PNC Bank dated August 20, 1993 adding Emerging Growth Fund to Custodian Services Agreement - filed as Exhibit 8.2 to Amendment No. 5 to Registration Statement on December 20, 1993 and incorporated herein by reference.

          8.3 Letter agreement between Registrant and PNC Bank adding International Small Cap Growth Fund to Custodian Services Agreement - filed as Exhibit 8.3 to Amendment No. 6 on August 1, 1994 and incorporated herein by reference.

          8.4 Letter agreement between Registrant and PNC Bank adding Emerging Countries, Global Growth & Income and Mini Cap Fund to Custodian Services Agreement - filed as Exhibit
                     8.4 to Amendment No. 9 on July 31, 1995 and incorporated herein by refer herein.

          8.5 Letter agreement between Registrant and PNC Bank adding Short Intermediate and Fully Discretionary Funds to Custodian Services Agreement - filed as Exhibit 8.5 to Amendment No. 11 on August 2, 1996 and incorporated herein by reference.

          8.6 Letter agreement between Registrant and PNC Bank adding Value Fund to Custodian Services Agreement - filed as
                     Exhibit 8.6 to Amendment No. 11 on August 2, 1996 and incorporated herein by reference.

          8.7 Letter agreement between Registrant and PNC Bank adding High Yield Bond and Strategic Income Funds to Custodian Services Agreement - filed as Exhibit 8.7 to Amendment No. 11 on August 2, 1996 and incorporated herein by reference.

          8.8 Letter agreement between Registrant and PNC Bank adding Large Cap Growth and International Core Growth Funds to Custodian Services Agreement -filed as Exhibit 8.8 to Amendment No. 13 on August 7, 1997 and incorporated herein by reference.

          8.9 Sub-Custodian Agreement among Registrant, PNC Bank and Chase Manhattan Bank, N.A. dated April 1, 1993 - filed as
                     Exhibit 8.5 to Amendment No. 6 on August 1, 1993 and incorporated herein by reference.

          8.10 Letter agreement among Registrant, PNC Bank and Chase Manhattan Bank, N.A. dated August 20, 1993 adding Emerging Growth Fund to Sub-Custodian Agreement - filed as Exhibit 8.6 to Amendment No. 6 on August 1, 1994 and incorporated herein by reference.

          8.11 Letter agreement among Registrant, PNC Bank and Chase Manhattan Bank, N.A., adding International Growth Fund to Sub-Custodian Agreement - filed as Exhibit 8.8 to Amendment No.9 on July 31, 1995 and incorporated herein by reference.

          8.12 Letter agreement among Registrant, PNC Bank and Chase Manhattan Bank, N.A., adding Emerging Countries, Global Growth & Income and Mini Cap Funds to Sub-Custodian Agreement - filed as Exhibit 8.9 to Amendment No. 9 on July 31, 1995 and incorporated herein by reference.

          8.13 Letter agreement among Registrant, PNC Bank and Chase Manhattan Bank, adding Short-Intermediate and Fully Discretionary Funds to Sub-Custodian Agreement - filed as Exhibit 8.12 to Amendment No. 11 on August 2, 1996 and incorporated herein by reference.

          8.14 Letter agreement among Registrant, PNC Bank, and Chase Manhattan Bank, adding Value Fund to Sub-Custodian Agreement - filed as Exhibit 8.13 to Amendment No. 11 on August 2, 1996 and incorporated herein by reference.

          8.15 Form of letter agreement among Registrant, PNC Bank and Chase Manhattan Bank, adding High Yield Bond and Strategic Income Funds to Sub-Custodian Agreement - filed as Exhibit 8.14 to Amendment No. 11 on August 2, 1996 and incorporated herein by reference.

          8.16 Form of letter agreement among Registrant, PNC Bank and Chase Manhattan Bank, adding Large Cap Growth and International Core Growth Funds to Sub-Custodian Agreement filed as Exhibit 8.16 to Amendment No. 12 on December 27, 1996 and incorporated herein by reference.

          9.1 Administration Agreement between Registrant and Investment Company Administration Corporation dated April 1, 1993 - filed as Exhibit 9.1 to Amendment No. 6 on August 1, 1994 and incorporated herein by reference.

          9.2 Accounting Services Agreement between Registrant and PFPC Inc. dated April 1, 1993 - filed as Exhibit 9.2 to Amendment No. 6 on August 1, 1994 and incorporated herein by reference.

          9.3 Letter Agreement between Registrant and PFPC, Inc. dated July 28, 1993 adding Emerging Growth Fund to Accounting Services Agreement - filed as Exhibit 9.3 to Amendment No. 6 on August 1, 1994 and incorporated herein by reference.

          9.4 Letter Agreement between Registrant and PFPC, Inc. dated December 15, 1993 adding International Growth Fund to Accounting Services Agreement - filed as Exhibit 9.4 to Amendment No. 6 on August 1, 1994 and incorporated herein by reference.

          9.5        Letter Agreement between Registrant and PFPC, Inc.
                     adding Emerging Countries Fund, Global Growth Fund and Mini-Cap Fund to Accounting Services Agreement - filed as Exhibit 9.5 to Amendment No. 9 on July 31, 1995 and incorporated herein by reference.

          9.6        Letter Agreement between Registrant and PFPC, Inc.
                     adding Short-Intermediate and Fully Discretionary Funds to Accounting Services Agreement - filed as Exhibit 9.6 to Amendment No. 11 on August 2, 1996 and incorporated herein by reference.

          9.7 Letter Agreement between Registrant and PFPC, adding Value Fund to Accounting Services Agreement - filed as
                     Exhibit 9.7 to Amendment No. 11 on August 2, 1996 and incorporated herein by reference.

          9.8 Form of letter agreement between Registrant and PFPC Inc. Adding High Yield Bond and Strategic Income Funds to Accounting Services Agreement - filed as Exhibit 9.8 to Amendment No. 11 on August 2, 1996 and incorporated herein by reference.

          9.9 Form of letter agreement between Registrant and PFPC Inc. adding Large Cap Growth and International Core Growth Funds to Accounting Services Agreement - filed as
                     Exhibit 9.9 to Amendment No. 12 on December 27, 1996 and incorporated herein by reference.

          9.10 License Agreement between Registrant and Nicholas-Applegate Capital Management dated December 17, 1992 - filed as Exhibit 9.6 to Amendment No. 6 on August 1, 1994 and incorporated herein by reference.

          10         None

          11         None


          12         None

          13         None

          14         None

          15         None

          16         None

          17         None

          18         None


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.


ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.

     None.

ITEM 27.  INDEMNIFICATION

     Article V of Registrant's Declaration of Trust, included as Exhibit 2 hereto and incorporated herein by reference, provides for the indemnification of Registrant's trustees, officers, employees and agents.

     Indemnification of the Registrant's Investment Adviser and Placement Agent is provided for, respectively, in Section 8 of the Investment Advisory Agreement, included as Exhibit 5.1 hereto and incorporated herein by reference, and Section 5 of the Placement Agent Agreement, included as Exhibit 6 hereto and incorporated herein by reference.

     Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith or gross negligence in the performance of his duties or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act in connection with any indemnification.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Nicholas-Applegate Capital Management, the Investment Adviser to the Trust, is a California limited partnership, the general partner of which is Nicholas-Applegate Capital Management Holdings, L.P. During the three fiscal years ended December 31, 1997, the Investment Adviser has engaged principally in the business of providing investment services to institutional and other clients. All of the additional information required by this Item 28 with respect to the Investment Adviser is set forth in the Form ADV, as amended, of Nicholas-Applegate Capital Management (File No. 801-21442), which is incorporated herein by reference.

ITEM 29.  PRINCIPAL UNDERWRITERS

     Nicholas-Applegate Securities acts as the exclusive Placement Agent of Interests of the Trust. The Placement Agent receives no additional compensation for serving as Placement Agent. The Placement Agent is a California limited partnership and its general partner is Nicholas-Applegate Capital Holdings,

L.P., a California limited partnership (the "General Partner"). Information is furnished below with respect to the officers, partners and directors of the Placement Agent (or its General Partner). The principal business address of such persons is 600 West Broadway, 30th Floor, San Diego, California 92101, except as otherwise indicated below.

Name and Principal       Positions and Offices with      Positions in Offices
Business Address         Principal Underwriter           with Registrant
----------------         ---------------------           ---------------

Arthur E. Nicholas       Chairman                        President

Arthur E. Nicholas       President                       President

Peter J. Johnson         Vice President                  Vice President

E. Blake Moore, Jr.      General Counsel                 Secretary and
                         and Secretary                   Treasurer

Todd Spillane            Director of Compliance          None

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act and the rules promulgated thereunder will be maintained either at the offices of the Registrant (600 West Broadway, 30th Floor, San Diego, California 92101); the Investment Adviser, Nicholas-Applegate Capital Management (600 West Broadway, 30th Floor, San Diego, California 92101); the Administrator, Investment Company Administration Corporation (4455 East Camelback Road, Suite 261-E, Phoenix, Arizona 85018); or the Custodian, PNC Bank (Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19113).

ITEM 31.  MANAGEMENT SERVICES.

     None.

ITEM 32.  UNDERTAKINGS.

     Registrant hereby undertakes that if it is requested by the holders of at least 10% of its outstanding Interests to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, it will do so and will assist in communications with other shareholders as required by Section
16 (c) of the Investment Company Act.

     Registrant hereby undertakes to furnish each person to whom this Registration Statement is delivered with a copy of Registrant's latest annual report to Investors, upon request and without charge.

                                      SIGNATURE

     Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on the 30th day of November, 1998.


                                        NICHOLAS-APPLEGATE INVESTMENT TRUST


                                        By /s/ E. BLAKE MOORE, JR.
                                           -------------------------------------
                                           E. Blake Moore, Jr. Secretary

                                   EXHIBIT INDEX
                        NICHOLAS-APPLEGATE INVESTMENT TRUST
                                AMENDMENT NO. 14 TO
                          FORM N-1A REGISTRATION STATEMENT
                                 File No. 811-7384



Not Applicable